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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 27, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                 333-83541                  13-3836437
----------------------------     -------------             --------------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)



  245 Park Avenue
  New York, New York                                              10167
----------------------                                         ----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------
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

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

     19.1. Servicing Certificate for Home Equity Loan-Backed Notes and Certificates, Series 1999-2 (the "Securities"), for the December 1999 distribution to holders of the Securities.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                              SECURITIES, INC.



                                            By:
                                                -------------------------------
                                                     Jonathan Lieberman
                                                      Managing Director



Dated:  January 12, 2000

                                 EXHIBIT INDEX

      Exhibit No.
      -----------

19.1 Servicing Certificate for Home Equity Loan-Backed Notes and Certificates, Series 1999-2(the "Securities"), for December 1999 distribution to holders of the Securities.

                                                                  Exhibit 19.1

       Home Equity Loan-Backed Term Notes, GMACM Series 1999-2, Group 4
                             Payment Date 12/27/99

Servicing Certificate
---------------------
Beginning Pool Balance                                    57,449,472.01
Beginning PFA                                             17,550,527.99
Ending Pool Balance                                       56,206,877.57
Ending PFA Balance                                        17,550,527.99
Principal Collections                                      1,235,994.44
Principal Draws                                               (6,600.00)
Net Principal Collection                                   1,242,594.44

Interest Collections                                         479,588.14

Weighted Average Net Loan Rate                                  9.84000%
Substitution Adjustment Amount                                     0.00

Note Rate                                                        7.5200%

Term Notes                                           Amount             Factor
----------                                           ------             ------
Beginning Balance                                    75,000,000.00    1.0000000
Ending Balance                                       75,000,000.00    1.0000000
Principal                                                      -      0.0000000
Interest                                                470,000.00    6.2666667
Interest Shortfall                                            0.00    0.0000000
Security Percentage                                         100.00%

Variable Funding Notes                                Amount
----------------------                                ------
Beginning Balance                                             0.00
Ending Balance                                                0.00
Principal                                                     0.00
Interest                                                      0.00
Interest Shortfall                                            0.00
Security Percentage                                           0.00%

Certificates                                                  0.00


Beginning Reserve Amount                                      0.00
Reserve Amount Increase (Decrease)                      120,076.79
Outstanding Reserve Amount                              120,076.79

Credit Enhancement Draw Amount                                0.00
Unreimbursed Prior Draws                                      0.00

                                                        Number        Percent
                                          Balance      of Loans     of Balance
                                          -------      --------     ----------
Delinquent Loans (30 Days)                311,227.44     10           0.55%
Delinquent Loans (60 Days)                       -        0           0.00%
Delinquent Loans (90+ Days) (1)                  -        0           0.00%
Foreclosed Loans                                 -        0           0.00%
REO                                             0.00      0           0.00%

(1) 90+ Figures Include Foreclosures and REO

                                       Liquidation To-Date
Beginning Loss Amount                           0.00
Current Month Loss Amount                       0.00
Ending Loss Amount                              0.00

                                       Special Hazard       Fraud    Bankruptcy
Beginning Amount                                0.00         0.00      0.00
Current Month Loss Amount                       0.00         0.00      0.00
Ending Amount                                    -            -         -

Liquidation Loss Distribution Amounts           0.00
Extraordinary Event Losses                      0.00
Excess Loss Amounts                             0.00

Capitalized Interest Account
----------------------------
Beginning Balance                         290,198.49
Withdraw relating to prior
month Collection Period                    98,162.36
Interest Earned (Zero, Paid
to Funding Account)                             0.00
                                          ----------
Total Ending Capitalized
Interest Account Balance                  192,036.13


Funding Account
---------------
Beginning Funding Account Balance               -
Deposit to Funding Account              1,362,671.23
Payment for Additional Purchases                -
Ending Funding Account Balance          1,362,671.23

Prefunding Account
------------------
Beginning Balance                      17,550,527.99
Additional Purchases during
Revolving Period                                0.00
Excess of Draws over Principal
Collections                                     0.00
                                       --------------
Total Ending Balance                   17,550,527.99

Reserve Account
---------------
Beginning Balance                               0.00
Deposits to Reserve Account
for current Payment Date                        0.00
Withdrawals from Reserve
Account for current Payment Date                0.00
                                                ----
Total Ending Reserve Account Balance
as of current Payment Date                      0.00